UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1 2010

Cephas Holding Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

38-3399098

(Commission File Number)

            (IRS Employer Identification Number)

2942 North 24th Street Ste. 114-508 Phoenix, AZ 85016

(Address of Principal Executive Offices)

734-274-5845

(Registrant’s Telephone Number, Including Area Code)

.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant's Certifying Accountant

On April 1, 2010, Cephus Holding Corp.(the "Company") accepted the resignation of Gruber & Company, LLC, the Company's independent accounting firm due to reaching the five year limit imposed by the Public Company Accounting Oversight Board.

The Company has now retained Silberstein, Ungar, PLLC("S&U) as its independent accountants.

Gruber & Company, LLC's report on the financial statements of Cephus Holding Corp for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that these reports included an explanatory paragraph stating that the company was a development stage company and had not begun operations nor raised any monies to fund such operations.  These factors raised substantial doubt as to the Company's ability to continue as a going concern.

The Board of Directors of the Company accepted the resignation of Gruber & Company, LLC and unanimously approved the appointment of S&U as its new accountants.

From the date of the last audited financial statements through the date of resignation of Gruber & Company, LLC, the Company had no disagreements, whether or not resolved, with Gruber & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Gruber & Company LLC's satisfaction would have caused Gruber & Company, LLC to make reference to the subject matter of the disagreement with their report.  There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

During the two most recent fiscal years of the Company, the Company did not consult S&U regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's annual financial statements.

The Company has provided Gruber & Company, LLC with a copy of this report.  Gruber & Company has provided a letter to the Company dated April 1, 2010 which is included as Exhibit 16.1 agreeing with the statements made in this report.

Item 9.

Financial Statements and Exhibits

Exhibit No.

Description

16.1

Letter dated April 1, 2010 from Gruber & Company, LLC to the United States

    Securities & Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cephus Holding Corp.

Dated:  April 1, 2010

By:   s/s Peter Klamka

Peter Klamka, President

GRUBER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

United States

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, D.C. 20549

Commissioners:

We have read the statements made by Cephus Holding Corp. under Item 4(b) of its Form 8-K dated April 1, 2010.  We agree with the statements concerning our Firm in this aforementioned Form 8-K.  We are not in a position to agree or disagree with other statements of Cephus Holding Corp contained herein.

Yours very truly,

s/s

Gruber & Company, LLC